Shareholders Meeting May 8, 2015

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending January 3, 2015, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. 2

Water Systems 2014% +(-) Prior Year $825 M + 8% $124 M (9%) Fueling Systems 2014% +(-) Prior Year $223 M + 12% $52 M 22% 3 Total Company 2014% +(-) Prior Year Sales $1,048 M + 9% Operating Income(1) $124 M (2%) EPS(1) $1.76 + 2% (1) After non-GAAP adjustments – see 10-K for reconciliation to GAAP EPS 2014 Sales & Earnings Growth

US Groundwater 4 Weather Agriculture New Distribution

EPS Before Restructuring Earnings Per Share 5 $0 $0.25 $0.50 $1.00 $1.50 $1.25 $0.75 $2.00 $1.75 2014 $1.76 2013 $1.68 $1.72 2012 $1.73 $1.57 2011 $1.33 $1.35 2010 $0.83 $0.95 EPS Adjusted EPS $1.65 $1.41

Return on Invested Capital(1) 6 (1) Return on invested capital = operating income ÷ (average net debt plus equity) after non-GAAP adjustments (see 10-K for reconciliation to GAAP operating income) 0% 10% 5% 20% 15% Franklin ElectricPeer EPeer CPeer BPeer A 11.1% Peer D 12.5% 18.1% 16.4% 14.4% 16.4% 2014: 16.4% 5 Year Average

Strong Balance Sheet 7 2014 2013 2012 Cash & Marketable Securities $59 M $135 M $103 M Net Debt/Capital 15% 7% 9%

22 Consecutive Annual Dividend Payment Increases 8 23 $0 1993 $0.10 $0.15 $0.20 $0.25 $0.30 $0.05 1994 1995 1996 1997 1998 1999 2000 2002 20092003 2004 2005 2006 2007 2008 20102001 2011 2012 2013 $0.35 2014 2015 $0.40

9 Two Current Issues

Pioneer 10

Q1 2015 - Consolidated Franklin Electric Co. Inc. 11 Q1 2015 Q1 2014% +(-) Prior Year Sales $225.7 M $231.4 M (2%) Operating Income(1) $16.7 M $26.2 M (36%) EPS(1) $0.32 $0.35 (9%) (1) After non-GAAP adjustments – see 10-K for reconciliation to GAAP EPS

Restated Q1 2014 -Consolidated Franklin Electric Co. Inc. 12 Q1 2015 Q1 2014% +(-) Prior Year Sales $225.7 M $217.4 M + 4% Operating Income(1) $16.7 M $23.8 M (30%) EPS(1) $0.32 $0.31 + 3% (1) After non-GAAP adjustments – see 10-K for reconciliation to GAAP EPS (at 2015 Exchange Rates)

Strategy 13

Business Segments 14 Water Systems 79% Fueling Systems 21% *Based on 2014 revenue *

Water Systems Sales 15 Groundwater Pumping Systems 57% Surface Pumps 43% * *Based on 2014 revenue

Water Systems Sales 16 Irrigation & Industrial Groundwater Pumping Systems 24% Residential Groundwater Pumping Systems 33% Residential Surface Pumps 19% Irrigation & Industrial Surface Pumps 24% #2 Global Supplier to residential water pumping systems distribution channel #1 Global supplier to agricultural irrigation pumping systems distribution channel Non Discretionary Replacement Purchases Represent +80% of Sales *Based on 2014 revenue *

U.S. Channels 17 PLUMBING/HVACGROUNDWATER COMMERCIAL CONSUMER

Leveraging Global Footprint 18

Sales in Developing Regions 19 2010 $0 $50 $75 $100 $125 $150 $175 $200 $225 2004 2005 2006 2007 2008 2009 $25 2011 $250 $300 $350 2012 $325 $275 2013 $65 M 2014 $400 $375 $401 M $361 M $340 M $306 M $258 M $217 M $232 M $161 M $104 M $85 M

MENA (IMPO) US $ Local 13.0% 22.3% Sales Growth Rates in US $ and Local Currency 20 LATIN AMERICA US $ Local 4.1% SOUTHERN AFRICA US $ Local (6.2%) APAC US $ Local 13.0% 2011-2014 CAGR 15.3% 6.9% 20.6%

Brazil 21 Brazil has 388 million hectares of fertile land and high productivity, of which 90 million have not been explored yet. (2) Freshwater is one of Brazil’s most plentiful resources, with the country holding about 12 percent of Earth’s supply. (1) Largest global exporter of iron, coffee, soy, orange juice, beef, chicken, sugar and ethanol. (2) Owner of one of the world's ten largest oil reserves. (3) (1) SABESP (2) agricultura.gov.br (3) CIA.gov

Franklin Electric

Brazil Distribution


RR
AP
AM
PA
MA
CE
RN
PB
PI
PE
AL
SE
AC
RO
TO
MT
BA
DF
GO
MG
MS
SP
ES
RJ
PR
SC
RS
DISTRIBUTION CENTER
Ap. de Goiania, Goias
Ananindeua, Para
Contagem, Minas Gerais
Cotia, Sao Paulo
Recife, Pernambuco
Joinville, Santa Catarina

SCHNEIDER MOTOBOMBAS

January 2008

Main offices and factory: Joinville, Santa Catarina

Distribution Centers: Ananindeua – Para
Recife – Pernambuco
Contagem – Minas Gerais
Cotia – Sao Paulo
Aparecida de Goiânia – Goias

BOMBAS LEÃO

June 2014

Offices and factory: Monte Azul Paulista – Sao Paulo

Distribution Center: Recife – Pernambuco
Teresina – Piaui

22

Demand for water increasing. Production of water-intensive crops is expected to grow by 80% between 2000 and 2050. (1) India 23 India is 17.5% of the world’s population and rapidly growing. Groundwater irrigation has been expanding at a very rapid pace in India since the 1970s and now accounts for over 60 % of the area irrigated in the country (1) Solar specific opportunity. 27 million agriculture pumps, unreliable electrical grid, and 300+ days of sunshine (1) International Water Management Institute (IWMI)

24 India Distribution August 2014 – Acquired Pluga Main Office: Savli, Gujarat, Vadadora 2012 – Subsidiary Established Office: New Dehli

Solar Water Systems 25

Projected Energy Demand 26* Source: EIA – International Energy Outlook (http://commons.wikimedia.org/wiki/File:World_energy_consumption_outlook.png)

Artificial Lift Systems 27

New Passenger Vehicle Sales 28* Source: Scotiabank Group Global Auto Report 2000 2014 2000 2014 North America China, India, & South America + 8.1 X 20 M 3 M 19.4 M 24.4 M

Fuel Management Systems #2 Global Supplier Vapor Recovery Systems #1 Global Supplier Piping & Containment Systems #1 Global Supplier Pumping Systems #1 Global Supplier Fueling Systems 29

Fueling Systems Developing Regions 30 United States 49% Developed Non-US 19% Developing Regions 32% *2014 Developed Regions 5 YEAR CAGR 9.0% Developing Regions 5 YEAR CAGR 24.0%

Fueling Systems India JV Stage I Vapor Recovery 31

Fueling Systems Stage II Vapor Recovery 32

New Products 33 HVAC/INDUSTRIALCOMMERCIAL BOOSTING SOLAR PUMPINGCONSTANT PRESSURE WASTEWATER OVERFILL PREVENTION

Uses of Cash - 2005 to 2014 34 Dividends/Stock Repurchase Capital Expenditures & R&D Acquisitions $220 M $381 M $433 M

Acquisition Timeline 35 20152005 2006 2007 2008 2009 2010 2011 2012 2013 20142004 JBD FUE LI N G FU EL IN G W A TE R

Acquisitions • Fragmented Global Markets – Bolt-on Acquisition Opportunities • Franklin Acquisition Profile (Past 10 Years) – Acquisitions per Year ≈ 2 – Purchase Price $1-125 M (avg. $25 M) – Average EDITDA Multiple ≈ 7.5 X 36

Shareholders Meeting May 8, 2015

In 2014, the Franklin Wells for the World Foundation completed a project in the Chibombo District of Zambia, South Africa. The project consisted of water well installations at five schools in the community. • Mwanje Primary School • Chititi Primary School • Namakalongo Primary School • Nyundwe Primary School • Lunjofwa Primary School 38

Shareholders Meeting May 8, 2015